T. Rowe Price U.S. High Yield ETF
Supplement to Prospectus and Summary Prospectus dated August 1, 2025

Effective December 1, 2025, the fee table and expense example in the Summary Prospectus and Section 1 of the Prospectus are revised as follows:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.50%

Other expenses	—

Total annual fund operating expenses	0.50

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s fees and expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 51	$ 160	$ 280	$ 628

In Section 2 of the Prospectus, the first sentence below “The Management Fee” is replaced with the following:

The fund pays the investment adviser an annual all-inclusive fee of 0.50% based on the fund’s average daily net assets.

The date of this supplement is November 13, 2025.
ETF1046-041 11/13/25